                                                                   Exhibit 10.34




                            GUARANTOR ACCESSION DEED

                            BPCUS1 Inc






                            FREEHILLS

                            MLC Centre Martin Place Sydney New South Wales 2000 Australia

                            Telephone 61 2 826 6000 Facsimile 8 1 2 8322 4000

                            www.freehills.com DX 381 Sydney

                            SYDNEY MELBOURNE PERTH CANBERRA BAISBANE HANOI HO CHI MINH CITY SINGAPORE

                            Correspondent ??? JAKARTA KUALA LUMPUR

                            Liability limited by the Solicitors' Limitation of Liability Scheme, approved under the Professional Standards Act 1984 (NSW)

THIS DEED POLL

     is made on 7 February 2003 by:

          BPCUS1 Inc
          of 240 Larkin Williams Industrial Court, Fenton, Missouri 63026, USA (NEW GUARANTOR)

RECITALS

     A. Under a guarantee and indemnity entitled "Deed of Guarantee and Indemnity" dated 28 July 1998 from the companies described in item 1 of schedule 1 to that guarantee and indemnity in favour of J.P. Morgan Australia Limited (A.C.N. 002 888 011) (formerly Chase Securities Australia Limited) and the Debenture Stockholders (the GUARANTEE AND INDEMNITY) a person may become a Guarantor by execution of a deed in the form of this deed poll.

     B. The New Guarantor wants to become a Guarantor under the Guarantee and Indemnity.

THIS DEED POLL WITNESSES as follows:

_______________________________________________________________________________
1  INTERPRETATION

     (a) Terms and expressions defined in the Guarantee and Indemnity have the same meaning as in this deed poll.

     (b) The following words have these meanings in this deed poll, unless the contrary intention appears:

          "EXISTING GUARANTOR" means each Guarantor which is a signatory (or has otherwise become a party) to the Guarantee and Indemnity and has not been released from that document.

_______________________________________________________________________________
2  RIGHTS AND OBLIGATIONS OF GUARANTOR

     For valuable consideration including, among other things, the payment by the Trustee to the New Guarantor of $10.00 (receipt of which is acknowledged), the New Guarantor jointly and severally with each Existing Guarantor irrevocably and unconditionally agrees to be bound by the terms and conditions of the Guarantee and Indemnity.

_______________________________________________________________________________
3  STATUS OF GUARANTOR

     The New Guarantor irrevocably acknowledges and confirms that it becomes a Guarantor as defined in, and for all purposes under, the Guarantee and Indemnity as if named in and as a party to the Guarantee and Indemnity from the date of this deed, and accordingly is bound by the Guarantee and Indemnity as a Guarantor on and from that date.

                                                        Guarantor Accession Deed
--------------------------------------------------------------------------------

4  GOVERNING LAW

       This deed poll is governed by the laws of the Australian Capital
       Territory.

5  BENEFIT OF DEED POLL

       This deed poll is given in favour of and for the benefit of the Trustee and Debenture Stockholders, each Existing Guarantor, and persons claiming through the Trustee, Debenture Stockholder or an Existing Guarantor and their respective successors and permitted assigns.

EXECUTED as a deed poll.

SIGNED SEALED AND DELIVERED BY
BPCUS1 Inc by:

/s/ Helen Golding
--------------------------------------
Name:  Helen Golding
Title: Secretary

in the presence of:

/s/ S.M. Briggs
--------------------------------------
Signature of witness

S.M. BRIGGS
--------------------------------------
Name (Print name)

1301, AVE. OF AMERICAS, NEW YORK 10019
--------------------------------------
Address of witness

ATTORNEY
--------------------------------------
Occupation of witness

        GUARANTOR ACCESSION DEED
        BURNS PHILP CAPITAL (U.S.) INC






        Freehills
        MLC Centre Martin Place Sydney New South Wales 2000 Australia Telephone 61 2 8225 5000 Facsimile 61 2 8322 4000
        www.freehills.com DX 361 Sydney


        SYDNEY MELBOURNE PERTH CANBERRA BRISBANE HANOI HO CHI MINH CITY SINGAPORE Correspondence Offices JAKARTA KUALA LUMPUR

        Liability limited by the Solicitors' Limitation of Liability Scheme, approved under the Professional Standards Act 1994 (NSW)

--------------------------------------------------------------------------------
THIS DEED POLL

           is made on 7 February 2003 by:

                  BURNS PHILP CAPITAL (U.S.) INC
                  of 240 Larkin Williams Industrial Court, Fenton, Missouri 63026, USA (NEW GUARANTOR)

Recitals

          A. Under a guarantee and indemnity entitled "Deed of Guarantee and Indemnity" dated 28 July 1998 from the companies described in item 1 of schedule 1 to that guarantee and indemnity in favour of J.P. Morgan Australia Limited (A.C.N. 002 888 011) (formerly Chase Securities Australia Limited) and the Debenture Stockholders (the GUARANTEE AND INDEMNITY) a person may become a Guarantor by execution of a deed in the form of this deed poll.

          B. The New Guarantor wants to become a Guarantor under the Guarantor under the Guarantee and Indemnity.

THIS DEED POLL WITNESSES as follows:
--------------------------------------------------------------------------------

1.  INTERPRETATION

           (a) Terms and expressions defined in the Guarantee and Indemnity have the same meaning as in this deed poll.

           (b) The following words have these meanings in this deed poll, unless the contrary intention appears:

                "EXISTING GUARANTOR" means each Guarantor which is a signatory (or has otherwise become a party) to the Guarantee and Indemnity and has not been released from that document.
--------------------------------------------------------------------------------

2.  RIGHTS AND OBLIGATIONS OF GUARANTOR

           For valuable consideration including, among other things, the payment by the Trustee to the New Guarantor of $10.00 (receipt of which is acknowledged), the New Guarantor jointly and severally with each Existing Guarantor irrevocably and unconditionally agrees to be bound by the terms and conditions of the Guarantee and Indemnity.
--------------------------------------------------------------------------------

3.  STATUS OF GUARANTOR

           The New Guarantor irrevocably acknowledges and confirms that it becomes a Guarantor as defined in, and for all purposes under, the Guarantee and Indemnity as if named in and as a party to the Guarantee and Indemnity from the date of this deed, and accordingly is bound by the Guarantee and Indemnity as a Guarantor on and from that date.

                                                        Guarantor Accession Deed

--------------------------------------------------------------------------------
4  GOVERNING LAW
     This deed poll is governed by the laws of the Australian Capital Territory.

--------------------------------------------------------------------------------
5  BENEFIT OF DEED POLL
     This deed poll is given in favour of and for the benefit of the Trustee and Debenture Stockholders, each Existing Guarantor, and persons claiming through the Trustee, Debenture Stockholder or an Existing Guarantor and their respective successors and permitted assigns.

EXECUTED as a deed poll.

SIGNED SEALED AND DELIVERED by
BURNS PHILP CAPITAL (U.S.) INC by:

 /s/ Helen Golding
------------------------------
 Name:  Helen Golding
 Title: Official

in the presence of:

 /s/ Simon Briggs
------------------------------
Signature of witness

 SIMON BRIGGS
------------------------------
 Name (Print name)

1301 AVE OF AMERICAS, NEW YORK, NY 10019
------------------------------------------
Address of witness

 ATTORNEY
------------------------------
Occupation of witness

                                       GUARANTOR ACCESSION DEED

                                       BURNS PHILP FINANCE NEW ZEALAND LIMITED
































                                       [FREEHILLS LOGO]

                                       MLC Centre Martin Place
                                       Sydney New South Wales 2000 Australia
                                       Telephone 61 2 9225 5000
                                       Facsimile 61 2 9322 4000
                                       www.freehills.com DX 381 Sydney

                                       SYDNEY MELBOURNE PERTH CANBERRA BRISBANE
                                       HANOI HO CHI MINH CITY SINGAPORE
                                       Correspondent Office JAKARTA KUALA LUMPUR

                                       Liability limited by the Solicitors'
                                       Limitation of Liability Scheme, approved under the Professional Standards Act 1994
                                       (NSW)

                                       Reference PMLTN:38G

THIS DEED POLL

     is made on 7 February 2003 by:

          BURNS PHILP FINANCE NEW ZEALAND LIMITED
          AK/1262084
          of C/-Bell Gully, Level 22, Royal & SunAlliance Centre, 48 Shortland Street, Auckland
          (NEW GUARANTOR)


RECITALS

     A. Under a guarantee and indemnity entitled "Deed of Guarantee and Indemnity" dated 28 July 1998 from the companies described in item 1 of schedule 1 to that guarantee and indemnity in favour of J.P. Morgan Australia Limited (A.C.N. 002 888 011) (formerly Chase Securities Australia Limited) and the Debenture Stockholders (the GUARANTEE AND INDEMNITY) a person may become a Guarantor by execution of a deed in the form of this deed poll.

     B. The New Guarantor wants to become a Guarantor under the Guarantee and Indemnity.

THIS DEED POLL WITNESSES as follows:


--------------------------------------------------------------------------------

1    INTERPRETATION

          (a) Terms and expressions defined in the Guarantee and Indemnity have the same meaning as in this deed poll.

          (b) The following words have these meanings in this deed poll, unless the contrary intention appears:

               "EXISTING GUARANTOR" means each Guarantor which is a signatory (or has otherwise become a party) to the Guarantee and Indemnity and has not been released from that document.


--------------------------------------------------------------------------------

2    RIGHTS AND OBLIGATIONS OF GUARANTOR

          For valuable consideration including, among other things, the payment by the Trustee to the New Guarantor of $10.00 (receipt of which is acknowledged), the New Guarantor jointly and severally with each Existing Guarantor irrevocably and unconditionally agrees to be bound by the terms and conditions of the Guarantee and Indemnity.


--------------------------------------------------------------------------------

3    STATUS OF GUARANTOR

          The New Guarantor irrevocably acknowledges and confirms that it becomes a Guarantor as defined in, and for all purposes under, the Guarantee and Indemnity as if named in and as a party to the Guarantee and Indemnity from the date of this


--------------------------------------------------------------------------------
          deed, and accordingly is bound by the Guarantee and Indemnity as a Guarantor on and from that date.

--------------------------------------------------------------------------------
4    GOVERNING LAW

          This deed poll is governed by the laws of the Australian Capital Territory.
--------------------------------------------------------------------------------
5.   BENEFIT OF DEED POLL

          This deed poll is given in favour of and for the benefit of the Trustee and Debenture Stockholders, each Existing Guarantor, and persons claiming through the Trustee, Debenture Stockholder or an Existing Guarantor and their respective successors and permitted assigns.

EXECUTED as a deed poll.

SIGNED SEALED AND DELIVERED for
BURNS PHILP FINANCE NEW ZEALAND LIMITED
by its attorney in the
presence of:

/s/ Elizabeth Vuong                         /s/ Helen Golding
-----------------------------------         ------------------------------------
Witness                                     Attorney

Elizabeth Vuong                             Helen Golding
-----------------------------------         ------------------------------------
Name (please print)                         Name (please print)


--------------------------------------------------------------------------------
Freehille Sydney004323532         Printed 7 February 2003 (10:38)         page 2